UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Worldwide Plaza
309 West 49th Street
New York, NY 10019

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:                                                     February 28, 2014

Date of reporting period:                                                  February 28, 2014

ITEM 1.  REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

April 24, 2014

To Our Shareholders:

We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 28, 2014.

The Net Asset Value per share (“NAV”) of the Fund increased by 13.8% and the closing market price of the Fund (on the New York Stock Exchange) increased by 13.0% for the year, after giving effect to the reinvestment of income dividends and long-term capital gain distributions.  The closing market price of the Fund on February 28, 2014 was $8.84, representing a discount of 10.3% to the NAV of $9.85.  The net assets of the Fund totaled $278,993,980 on February 28, 2014.

The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), increased by 14.8% in United States (“U.S.”) dollar terms.  During the year ended February 28, 2014, the Fund underperformed the Benchmark by 1.0%.  The Tokyo Price Index (the “TOPIX”), consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), increased by 12.4% and the Nikkei Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased by 16.2% in U.S. dollar terms for the year ended February 28, 2014.  The Japanese yen (“Yen”) depreciated by 10.5% against the U.S. dollar during the year.

For the quarter ended February 28, 2014, the Benchmark decreased by 1.5%, the TOPIX decreased by 3.4%, and the Nikkei decreased by 4.9% in U.S. dollar terms.  The NAV of the Fund decreased by 0.2% and outperformed the Benchmark by 1.3%.  The Fund’s share price decreased by 3.2% during the quarter.  The Yen appreciated by 0.4% against the U.S. dollar during the quarter.

The Portfolio

Equity holdings represented 98.8% of the Fund’s net assets at February 28, 2014.  The Fund was diversified into 135 stocks, of which 111 were TSE First Section stocks, twenty were TSE Second Section stocks and four were other smaller capitalization stocks, comprising 86.0%, 10.0%, and 2.8%, respectively, of net assets on February 28, 2014.

The Fund has recently moved to a more diversified strategy emphasizing value investing.  Specifically, the Fund invests in undervalued stocks that offer fundamental strength and potential for improvement.  The Fund performs extensive fundamental research to identify stocks that can create shareholder value.  The Fund focuses on company leaders in certain niche markets, companies with large or expanding market shares, stocks with superior shareholder distribution policies, and stocks that offer good growth prospects.  In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management.  There are a number of factors that the Fund considers when selling an investment, including a stock’s full discount of its share price appreciation, unexpected deterioration in earnings or a substantial loss that impairs the company’s net assets, and a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.

Performance

In terms of the sector allocation strategy, underweight positions in the Banks sector and overweight positions in the Information and Communication sector produced the largest positive contributions, although sector returns were eroded by the underweight positions in the Electric Appliances sector.

Stock attribution analysis shows that some stocks such as Rakuten, Inc. and Nihon M&A Center Inc. in the Services sector, and NS Solutions Corporation in the Information and Communication sector, made positive contributions to the relative performance.  Meanwhile, some stocks such as Tachi-S Co., Ltd. In the Transportation Equipment sector had a negative impact on the portfolio.

Market Review

The Benchmark increased by 26.9% in local currency terms for the fiscal year ended February 28, 2014.  The Benchmark slightly outperformed the broad Japanese equity market, measured by the TOPIX index, which increased 24.2% during the year.  The Japanese equity market rallied in response to the Bank of Japan’s (“BOJ”) aggressive monetary loosening policy during the year.  In addition, the steady recovery of the U.S. economy and a robust performance in the U.S. equity market supported investor sentiment towards the Japanese equity market.  Despite new credit concerns in the European Union triggered by the banking crisis in Cyprus, the Yen continued to depreciate steadily against the U.S. dollar.

International investors initially responded favorably to the new monetary policy launched by the BOJ in April 2013.  However, the momentum later declined amid concerns about global economic growth prospects.  Recognition of a possible exit from quantitative easing in the U.S. led to signs of weakness in the global equity markets.  Concerns over the sustainability of economic growth and doubts about the stability of financial conditions in China also had a negative impact on investor sentiment.  Policy decisions announced at the first BOJ meeting under the new Governor Kuroda in April 2013 were not expected by the global markets.  The BOJ policy board voted to double the monetary base through increased purchases of long-term government bonds, exchange traded funds, and Japanese real estate investment trusts to meet a target annual inflation figure of 2% in two years.  The extent of these asset purchases exceeded market expectations which caused the Yen to weaken relative to other major currencies given this aggressive monetary easing policy.

The Japanese stock market fell slightly in July and August 2013.  However, the decision by the International Olympic Committee in September 2013 to hold the 2020 Summer Olympic Games in Tokyo boosted sentiment and triggered a market upturn.  The cyclical recovery in Europe and the Federal Reserve Board’s (“FRB”) decision to extend the existing monetary easing measures also supported the global equity market during the year.

In the fourth quarter of 2013, the steady global economic recovery and rapid weakening of the Yen against other major currencies helped lift the earnings prospects for many

Japanese companies.  The robust recovery of U.S. labor market conditions suggests that the American economy will continue to underpin global growth for the time being.  In addition, the FRB’s decision to gradually reduce the scale of its quantitative monetary easing measures has succeeded in preventing any abrupt discontinuity of monetary policy.  Janet Yellen, the incoming Chairwoman of the FRB, has suggested that the current interest rate policy would remain in place.

Corporate earnings results from Japanese companies for the fourth quarter of 2013 were positive in general.  The combination of sales recovery and cost reduction efforts in previous years continued to support improved profit margins, especially among manufacturing companies.  However, the macroeconomic uncertainties appear to have outweighed the positive corporate results to a large extent in terms of investor sentiment.

In January 2014, the market suffered its first monthly decline since September 2013.  Mixed economic data from the U.S. and signs of vulnerability in the emerging economies raised concerns about the solidity of the global economic recovery and the equity markets.  As a result, foreign investors turned net sellers of Japanese equities.  In February 2014, a continued flow of weak macroeconomic data from around the world and disappointment in the BOJ’s failure to implement additional monetary easing measures deterred investors from bargain hunting in the Japan equity market.

Outlook and Future Strategy

While the Fund remains cautiously optimistic about the prospects for developed economies, extreme weather events in the U.S. and weak economic indicators from China seem to be weighing on the equity markets.  Underlying conditions in the U.S., such as the slow improvement in household net worth, are likely to contribute to steady economic growth.  Meanwhile, there are growing concerns regarding the potential problems in China’s shadow banking sector.  However, it is believed that these issues could be contained within the Chinese domestic financial system and a hard landing scenario could be averted by government intervention.  Any negative impact on the Japanese economy could also be contained with export volumes from Japan at a relatively low level.

The Fund remains cautious regarding the domestic economy.  It has been more than a year since the Yen began its rapid depreciation.  Export volume has yet to show any signs of recovery as companies move their manufacturing capacity overseas.  Retail sales have recently lifted due to the April 2014 consumption tax hike but the sustainability of this retail growth remains unclear.  However, basic wage increases offered by some large companies could help support consumer spending.

The market should continue to derive support from the BOJ’s proactive monetary policy.  Japanese companies have achieved steady progress towards their fiscal year-end earnings guidance figures.  The existing stable earnings outlook of 7% recurring profit growth remains achievable.  The Japanese market’s current price-earnings ratio is around 15, which is comparable to other global equity markets.  However, it is reasonable to assume that investors will wait and see the impact the consumption tax hike will have on the market.

The Fund appreciates your continuing support.

Sincerely,

Yutaka Itabashi
President

DISCLOSURES

Sources:  Nomura Asset Management U.S.A. Inc. and Bloomberg L.P. Past performance is not indicative of future results.

The NAV price is adjusted for reinvestment of income dividends and capital gain distributions.  The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends and capital gain distributions.  The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice.  It should not be considered investment advice.  Statements concerning financial market trends are based on current market conditions, which will fluctuate.  There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Japanese Yen/U.S. Dollar exchange rate.  This report is for informational purposes only.  Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged.  You cannot invest directly into an index.  The Russell/Nomura Small Cap™ Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market™ Index.  It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market™ Index.  Currently, there are 1,100 securities in the Russell/Nomura Small Cap™ Index.

RECENT DIRECTOR CHANGES

The Board of Directors want to express their appreciation and gratitude to Dr. Chor Weng Tan for his exemplary service and leadership during his long tenure as an Independent Director of the Fund.  He resigned as of June 30, 2013.

The shareholders of the Fund have elected Marcia L MacHarg to serve as an independent member of its Board of Directors.

The Board of Directors and officers want to take this opportunity to express their appreciation to Mr. Masashi Terachi, who has been assigned to new duties at Nomura Funds Research and Technologies Co., Ltd. in Tokyo.  Mr. Terachi had served as President of Nomura Asset Management U.S.A., Inc., the Fund’s manager, and President and Director of the Fund since 2012.  He resigned as of September 19, 2013.

In view of Mr. Terachi’s resignation, the Board of Directors of the Fund has elected Mr. Yutaka Itabashi to serve as an interested member of its Board of Directors.  Mr. Itabashi most recently served as Managing Director of Nomura Asset Management Co., Ltd, the Fund’s Investment Adviser.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PORTFOLIO MANAGERS

On July 1, 2013, Mr. Hiromitsu Daimon became the new Lead Portfolio Manager of the Fund and Mr. Makoto Ito became the Co-Portfolio Manager of the Fund.  Mr. Daimon and Mr. Ito are responsible for the day-to-day portfolio management of the Fund.  Mr. Daimon leads the Japan Small Cap Team of Nomura Asset Management Co., Ltd., the Fund’s Investment Adviser.  He has been a member of the Japan Small/Mid Cap Team and has been managing Japan Small Cap Funds for Japanese retail clients since 2003.  Mr. Ito joined Nomura Asset Management Co., Ltd. in 2006 and was named a portfolio manager in 2008.

FUND CERTIFICATION

In December 2013, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights it history, investment philosophy and process and products, which include the Fund.  The Internet web address is www.nomura.com.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—FEBRUARY 28, 2014 (Unaudited)

KEY STATISTICS
Net Assets	$278,993,980
Net Asset Value per Share	$9.85
Closing NYSE Market Price	$8.84
Percentage Change in Net Asset Value per Share*+	13.8%
Percentage Change in NYSE Market Price*+	13.0%

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small Cap™ Index	26.9%	14.8%
TOPIX	24.2%	12.4%
Nikkei Average	28.4%	16.2%

*From March 1, 2013 through February 28, 2014.

+Reflects the percentage change in share price adjusted for reinvestment of income dividends and long term capital gain distributions.

ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks	86.0%
TSE Second Section Stocks	10.0
Other Smaller Capitalization Stocks	2.8
Foreign Currency	1.1
Total Investments	99.9
Other Assets Less Liabilities, Net.	0.1
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of		% of
	Net Assets		Net Assets
Retail Trade	11.3	Pharmaceutical	2.9
Chemicals	11.1	Food	2.3
Construction	8.5	Textiles and Apparel	2.3
Wholesale Trade	8.5	Financing Business	2.1
Banks	8.4	Services	1.6
Machinery	7.0	Metal Products	1.5
Transportation and Warehousing	6.0	Real Estate	1.3
Information and Communication	5.9	Utilities	1.1
Transportation Equipment	5.4	Other Products	0.9
Iron and Steel	5.1	Precision Instruments	0.6
Electric Appliances	4.7	Glass and Ceramics Products	0.3

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

Security	Market Value	% of Net Assets
Sakai Chemical Industry Co., Ltd	$8,677,835	3.1
NS Solutions Corporation	8,187,823	2.9
MIRAIT Holdings Corporation	6,319,620	2.3
Toenec Corporation	5,810,022	2.1
Tachi-S Co., Ltd.	5,733,933	2.1
Ryoden Trading Company, Ltd	5,524,105	2.0
Rohto Pharmaceutical Co., Ltd	5,101,661	1.8
The Yamanashi Chuo Bank, Ltd	4,983,257	1.8
Siix Corporation	4,741,067	1.7
Espec Corp	4,315,473	1.5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Japan Smaller Capitalization Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the “Fund”), including the schedule of investments, as of February 28, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly we express no such opinion.  An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2014 by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
April 24, 2014

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*

FEBRUARY 28, 2014

JAPANESE EQUITY SECURITIES	Shares	Cost	Market Value	% of Net Assets
Banks
Akita Bank, Ltd.	1,267,000	$3,418,365	$3,177,586	1.1
General banking services
The Bank of Iwate, Ltd.	17,800	705,765	759,432	0.3
General banking services
The Daishi Bank, Ltd.	598,000	2,017,257	2,050,453	0.7
General banking services
The Gunma Bank, Ltd.	237,000	1,302,047	1,242,175	0.4
General banking services
The Hachijuni Bank, Ltd.	43,000	250,494	230,007	0.1
General banking services
The Higo Bank, Ltd.	248,000	1,455,359	1,248,807	0.4
General banking services
The Hyakugo Bank, Ltd.	255,000	1,074,485	966,789	0.3
General banking services

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* (Continued)

FEBRUARY 28, 2014

	Shares	Cost	Market Value	% of Net Assets

The Kagoshima Bank, Ltd.	721,000	$4,897,424	$4,160,362	1.5
General banking services
The Mie Bank, Ltd.	384,000	1,449,758	812,579	0.3
General banking services
The San-in Godo Bank, Ltd.	167,000	1,257,405	1,101,063	0.4
General banking services
The Taiko Bank, Ltd.	178,000	417,038	352,251	0.1
General banking services
The Tochigi Bank, Ltd.	785,000	2,909,436	2,860,838	1.0
Commercial banking services
The Yamanashi Chuo Bank, Ltd.	1,214,000	5,328,607	4,983,257	1.8
Commercial banking services
Total Banks		26,483,440	23,945,599	8.4
Chemicals
C. Uyemura & Co., Ltd.	82,900	3,605,265	3,930,796	1.4
Plating chemicals
Fujikura Kasei Co., Ltd.	583,000	2,640,256	3,598,237	1.3
Specialty coating materials and fine chemicals
FP Corporation	6,000	418,659	338,575	0.1
Manufactures polystyrene and other synthetic resin food containers
Hitachi Chemical Co., Ltd.	54,500	857,048	758,168	0.3
Semiconductor materials
JSR Corporation	118,500	2,375,979	2,023,468	0.7
Elastomer and resin products
Koatsu Gas Kogyo Co., Ltd.	258,000	1,479,657	1,478,619	0.5
High-pressured gases and chemicals
LEC, Inc	70,600	937,018	773,263	0.3
Household products
Mirai Industry Co., Ltd.	29,300	402,337	447,214	0.2
Plastic molded electric materials
Sakai Chemical Industry Co., Ltd.	2,830,000	8,745,638	8,677,835	3.1
Titanium oxide, polyvinyl chloride stabilizers, and pharmaceuticals
Sekisui Jushi Corporation	166,000	2,214,117	2,276,757	0.8
Processor of plastics and other resin materials
Soken Chemical & Engineering Co., Ltd.	129,400	1,745,853	1,284,175	0.5
Manufactures and sells adhesives, macromolecules, and medicines
Tenma Corporation	315,400	4,047,200	3,973,592	1.4
Molded resin products
Teraoka Seisakusho Co., Ltd.	355,900	1,489,184	1,419,067	0.5
Manufactures adhesive tape products
Total Chemicals		30,958,211	30,979,766	11.1

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

FEBRUARY 28, 2014

	Shares	Cost	Market Value	% of Net Assets
Construction
Daiichi Kensetsu Corporation	13,300	$140,288	$185,542	0.1
Civil engineering
Hibiya Engineering, Ltd.	263,200	2,742,861	3,034,890	1.1
Facility construction
Kandenko Co., Ltd.	287,000	1,396,315	1,436,757	0.5
Constructs electrical and power facilities
Kinden Corporation	150,000	1,319,686	1,553,270	0.6
Maintains communications and electrical facilities
MIRAIT Holdings Corporation	677,600	5,823,055	6,319,620	2.3
Telecommunication engineering
NDS Co., Ltd.	126,000	357,587	353,035	0.1
General contractor
Nippon Densetsu Kogyo Co., Ltd.	106,000	1,108,523	1,383,218	0.5
Installs and maintains communication equipment for railroad companies
Ohmoto Gumi Co., Ltd.	70,000	368,685	490,326	0.2
Civil engineering
Takasago Thermal Engineering Co., Ltd.	31,700	251,372	320,494	0.1
Air-conditioning facilities
Toenec Corporation	1,019,000	5,720,976	5,810,022	2.1
Constructs comprehensive building facilities
Yondenko Corporation	90,000	311,608	318,295	0.1
Electrical engineering
Yurtec Corporation	641,000	2,042,070	2,135,097	0.8
Designs, builds, and maintains electrical facilities
Total Construction		21,583,026	23,340,566	8.5
Electric Appliances
Espec Corp	552,700	4,186,751	4,315,473	1.5
Meteorological testing devices
Japan Digital Laboratory Co., Ltd.	98,200	1,091,374	1,406,499	0.5
Computers for accounting and financial use
Kitagawa Industries Co., Ltd.	155,900	1,713,732	1,670,875	0.6
Industrial fasteners and electromagnetic wave resistant parts
Koito Manufacturing Co., Ltd.	69,000	1,396,569	1,298,545	0.5
Lighting equipment
Nihon Kohden Corporation	27,700	1,067,164	1,112,613	0.4
Medical equipment
Zojirushi Corporation	848,000	3,063,173	2,799,667	1.0
Household appliances
Zuken Inc	63,300	446,647	491,765	0.2
Computer-aided design, manufacturing, and engineering system services
Total Electric Appliances		12,965,410	13,095,437	4.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

FEBRUARY 28, 2014

	Shares	Cost	Market Value	% of Net Assets
Financing Business
Fuyo General Lease Co., Ltd.	58,900	$1,782,137	$1,976,316	0.7
Leasing and installment sales trading of equipment and fixtures
Hitachi Capital Corporation	107,000	2,340,868	2,531,521	0.9
Financial services
Ricoh Leasing Company, Ltd.	48,200	1,369,895	1,266,917	0.5
Office automation equipment leasing
Total Financing Business		5,492,900	5,774,754	2.1
Food
Fuji Oil Co., Ltd.	259,200	4,480,280	3,499,168	1.2
Palm oil and coconut oil
J-Oil Mills Inc.	707,000	2,182,430	1,856,243	0.7
Cooking oil
Kameda Seika Co., Ltd.	35,200	1,055,760	1,015,912	0.4
Rice cookies, snacks, and Japanese cakes
Total Food		7,718,470	6,371,323	2.3
Glass and Ceramics Products
Nichiha Corporation	45,000	543,123	544,893	0.2
Ceramic exterior walls and other construction materials
Toyo Tanso Co., Ltd.	14,900	316,345	317,049	0.1
Carbon and graphite products
Total Glass and Ceramics Products		859,468	861,942	0.3
Information and Communication
Broadleaf Co., Ltd.	148,200	2,355,200	2,010,845	0.7
Business software development, sales, and technical support
NS Solutions Corporation	314,200	6,108,107	8,187,823	2.9
System consulting services and software development
OBIC Co., Ltd.	56,700	1,482,699	1,780,294	0.6
Computer system integration
Okinawa Cellular Telephone Company	118,800	2,972,394	3,154,034	1.1
Cellular and car phone services
Otsuka Corporation	12,100	888,620	1,549,322	0.6
Computer information system developer
Total Information and Communication		13,807,020	16,682,318	5.9
Iron and Steel
Chubu Steel Plate Co., Ltd.	734,900	2,996,614	3,095,832	1.1
Manufactures electric furnace steel plates
Mory Industries Inc	495,000	1,731,248	1,891,256	0.7
Stainless pipes
Nichia Steel Works, Ltd.	899,000	3,097,636	2,844,742	1.0
Produces and sells steel products

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

FEBRUARY 28, 2014

	Shares	Cost	Market Value	% of Net Assets

Nippon Seisen Co., Ltd.	671,000	$3,083,931	$2,741,190	1.0
Secondary products of stainless steel wires
Osaka Steel Co., Ltd.	214,600	3,923,376	3,763,253	1.3
Electric furnace steelmaker
Total Iron and Steel		14,832,805	14,336,273	5.1
Machinery
Asahi Diamond Industrial Co., Ltd.	122,400	1,324,503	1,502,495	0.5
Instruments and machines for diamond objects
Harmonic Drive Systems Inc.	13,000	276,809	437,472	0.2
Manufacture and sale of mechatronics products and speed reducers
Hisaka Works, Ltd.	309,000	2,961,588	2,788,038	1.0
Heat exchangers and evaporators
Kitz Corporation	429,000	2,006,209	2,063,571	0.7
Valves and flow control devices
Nikko Co., Ltd.	247,000	917,626	1,272,809	0.5
Civil engineering and industrial machinery
Nippon Pillar Packing Co., Ltd.	349,000	2,699,705	2,536,939	0.9
Industrial-type mechanical seals
Nissei Corporation	23,900	212,822	234,142	0.1
Manufactures transmission gears and precision equipment
Oiles Corporation	127,000	2,824,109	2,800,656	1.0
Manufactures oilless bearings
Okano Valve Manufacturing Co.	32,000	97,471	112,858	0.0
Manufactures and maintains industrial high-pressure valves
Sato Corporation	83,800	1,037,216	1,984,272	0.7
Automation recognition systems
Sintokogio, Ltd.	515,400	3,957,547	3,958,595	1.4
Engineering equipment
Total Machinery		18,315,605	19,691,847	7.0
Metal Products
Dainichi Co., Ltd.	178,000	1,437,071	1,272,986	0.5
Oil heating equipment
Mimasu Semiconductor Industry Co., Ltd.	155,700	1,270,602	1,281,293	0.5
Silicon and gallium
Piolax, Inc.	37,700	1,019,740	1,403,478	0.5
Production and sale of automobile parts
Total Metal Products		3,727,413	3,957,757	1.5

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

FEBRUARY 28, 2014

	Shares	Cost	Market Value	% of Net Assets
Other Products
Nishikawa Rubber Company Ltd.	39,000	$722,896	$732,050	0.3
Rubber products
The Pack Corporation	42,800	706,397	789,122	0.3
Paper products and plastic bags
Pigeon Corporation	20,000	812,821	897,379	0.3
Baby care goods
Total Other Products		2,242,114	2,418,551	0.9
Pharmaceutical
Rohto Pharmaceutical Co., Ltd.	304,000	3,516,588	5,101,661	1.8
Pharmaceuticals manufacturer
KYORIN Holdings, Inc.	134,800	2,885,659	2,976,627	1.1
Pharmaceuticals manufacturer
Total Pharmaceutical		6,402,247	8,078,288	2.9
Precision Instruments
Asahi Intecc Co., Ltd.	27,600	427,380	1,180,250	0.4
Medical tools
Nakanishi Inc.	3,500	453,398	565,760	0.2
Manufactures gyration equipment for dental & industry use
Total Precision Instruments		880,778	1,746,010	0.6
Real Estate
Keihanshin Building Co., Ltd.	695,500	3,924,534	3,618,031	1.3
Real estate leasing and building management
Total Real Estate		3,924,534	3,618,031	1.3
Retail Trade
ABC-Mart, Inc.	31,200	1,248,401	1,231,800	0.4
Shoes
Amiyaki Tei Co., Ltd.	12,400	373,809	385,697	0.1
Barbecue restaurants
Arc Land Sakamoto Co., Ltd.	206,300	3,382,879	3,555,050	1.3
Operates home centers
Create S D Co., Ltd.	42,800	1,520,590	1,425,618	0.5
Drug store chain
Daikokutenbussan Co., Ltd.	108,500	2,986,895	2,867,823	1.0
Operates discount stores for food products and sundry goods
Felissimo Corporation	29,200	507,098	283,776	0.1
Catalog shopping
Heiwado Co., Ltd.	199,600	2,506,913	2,684,798	1.0
Supermarkets
Hiday Hidaka Corp	110,280	1,983,783	2,145,639	0.8
Chinese restaurant chain

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

FEBRUARY 28, 2014

	Shares	Cost	Market Value	% of Net Assets

Jin Co., Ltd.	89,500	$2,911,759	$2,469,086	0.9
Eyeglasses and fashion merchandise
Kusuri No Aoki Co., Ltd.	35,900	2,344,684	1,864,022	0.7
Sells pharmaceutical products and cosmetics
Nitori Co., Ltd.	30,400	1,273,329	1,369,973	0.5
Furniture store chain
Ohsho Food Service Corp	27,400	806,174	860,318	0.3
Chinese restaurant operator
Oisix Inc.†	20,500	805,888	641,661	0.2
Sells food products online
Shimamura Co., Ltd.	27,800	3,289,994	2,502,885	0.9
Clothing chain
Saint Marc Holdings Co., Ltd.	29,800	1,161,925	1,377,967	0.5
Restaurants and cafes
San-A Co., Ltd.	97,300	2,543,156	2,737,650	1.0
Housing related goods and groceries
Tsuruha Holdings, Inc.	15,400	1,444,044	1,427,225	0.5
Management and operation of drugstores
Yamazawa Co., Ltd.	5,800	92,928	86,254	0.0
Supermarket chain
Yaoko Co., Ltd.	37,000	1,469,243	1,602,155	0.6
Operation of supermarkets
Total Retail Trade		32,653,492	31,519,397	11.3
Services
EPS Co., Ltd.	777	883,433	852,550	0.3
Clinical testing
JP-Holdings, Inc.	133,700	833,839	609,067	0.2
Child-care center services
Nihon M&A Center Inc.	23,700	710,022	1,901,572	0.7
Provides merger and acquisition brokerage services
Step Co., Ltd.	152,700	1,361,543	1,174,328	0.4
Operates preparatory schools
Total Services.		3,788,837	4,537,517	1.6
Textiles and Apparel
Hogy Medical Co., Ltd.	56,300	2,457,593	2,978,398	1.1
Medical supply products
Komatsu Seiren Co., Ltd.	727,000	3,732,747	3,347,441	1.2
Synthetic fibers, textiles products, and composite thin-membrane
Total Textiles and Apparel		6,190,340	6,325,839	2.3
Transportation and Warehousing
Alps Logistics Co., Ltd.	259,700	2,685,357	2,816,438	1.0
Delivery, storage, and forwarding of electronic components

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

FEBRUARY 28, 2014

	Shares	Cost	Market Value	% of Net Assets

Japan Transcity Corporation	1,238,000	$4,217,485	$3,917,453	1.4
Warehousing and transportation services
Kintetsu World Express Inc.	75,800	2,304,026	3,256,263	1.2
Distribution services
Meiko Trans Co., Ltd.	258,000	2,768,671	2,578,104	0.9
Operates port-harbor transport facilities
Nissin Corporation	399,000	1,166,163	1,090,580	0.4
Transportation services
Trancom Co., Ltd.	87,800	2,570,506	3,087,945	1.1
Logistics services
Total Transportation and Warehousing		15,712,208	16,746,783	6.0
Transportation Equipment
Hi-Lex Corporation	32,000	634,511	753,642	0.3
Control cables
Nippon Seiki Co., Ltd.	122,000	1,715,420	2,168,092	0.8
Manufactures instrument panels for automobiles
Nissin Kogyo Co., Ltd.	114,600	2,117,211	2,217,340	0.8
Brake systems
Sanoh Industrial Co., Ltd.	623,200	4,573,489	4,078,350	1.4
Tubes, wires and electrical products
Tachi-S Co., Ltd.	395,200	6,705,798	5,733,933	2.1
Child transformation seats, seat components, and rotating units
Total Transportation Equipment		15,746,429	14,951,357	5.4
Utilities
Keiyo Gas Co., Ltd.	371,000	1,901,541	1,871,810	0.7
Produces and sells gas and energy products
The Okinawa Electric Power Company, Incorporated	35,500	1,485,132	1,184,203	0.4
Thermal power
Total Utilities		3,386,673	3,056,013	1.1
Wholesale Trade
Kanaden Corporation	171,000	1,115,179	1,176,018	0.4
Components and devices
Matsuda Sangyo Co., Ltd.	162,500	2,090,724	2,120,500	0.8
Wholesales precious metals, electronic materials, and food
Paltac Corporation	120,200	1,498,479	1,579,115	0.6
Daily necessities
Senshu Electric Co., Ltd.	93,000	1,068,540	1,228,156	0.3
Electric wire and cables
Shinko Shoji Co., Ltd.	238,900	2,087,914	2,181,286	0.8
Integrated circuits and semiconductor devices

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

FEBRUARY 28, 2014

	Shares	Cost	Market Value	% of Net Assets

Siix Corporation	300,400	$3,969,867	$4,741,067	1.7
Video, audio, and office equipment
Sinanen Co., Ltd.	114,000	491,237	461,249	0.2
Wholesale of energy
PK Corporation	15,400	276,112	275,035	0.1
Import, export, and wholesale of automobile parts
Ryoden Trading Company, Ltd.	809,000	5,492,187	5,524,105	2.0
Electronic components
Sugimoto & Co., Ltd.	240,800	2,115,522	2,264,688	0.8
Tools and measuring instruments
Techno Associe Co., Ltd.	177,600	1,673,605	1,889,528	0.7
Produces and distributes screws
Tomen Devices Corporation	9,000	216,266	153,240	0.1
Semiconductors
Total Wholesale Trade		22,095,632	23,593,987	8.5
TOTAL JAPANESE EQUITY SECURITIES		$269,767,052	$275,629,355	98.8
INVESTMENT IN FOREIGN CURRENCY
Japanese Yen
Non-interest bearing account		$3,037,884	$3,024,799	1.1
TOTAL INVESTMENT IN FOREIGN CURRENCY		3,037,884	3,024,799	1.1
TOTAL INVESTMENTS		$272,804,936	$278,654,154	99.9
OTHER ASSETS LESS LIABILITIES, NET			339,826	0.1
NET ASSETS			$278,993,980	100.0

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.

†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 2014.

Japanese Yen    JPY    ¥ 102.075 = $1.00

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2014

ASSETS:
Investments in securities, at market value (cost—$269,767,052)	$275,629,355
Investment in foreign currency, at market value (cost—$3,037,884)	3,024,799
Receivable for investments sold	234,872
Receivable for dividends and interest, net of withholding taxes	269,086
Prepaid expenses	8,875
Cash and cash equivalents	486,399
Total Assets	279,653,386
LIABILITIES:
Payable for investments purchased	317,290
Accrued management fee	193,677
Accrued directors’ fee and expenses	13,867
Other accrued expenses	134,572
Total Liabilities	659,406
NET ASSETS:
Capital stock (par value of 28,333,893 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Accumulated net realized loss on investments and foreign currency transactions	(12,819,850)
Net unrealized appreciation on investments and foreign currency transactions	5,852,473
Accumulated net investment loss	(2,927,249)
Net Assets	$278,993,980
Net asset value per share	$9.85

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2014

INCOME:
Dividend income (net of $375,752 withholding taxes)	$4,706,082
Interest income	336
Total Income.		$4,706,418
EXPENSES:
Management fee	2,513,465
Custodian fees	288,633
Legal fees	194,485
Directors’ fees and expenses	86,846
Auditing and tax reporting fees	61,773
Shareholder reports	39,926
Annual meeting expenses	26,987
Registration fees	26,463
Transfer agency fees	11,099
Miscellaneous fees	4,642
Total Expenses		3,254,319
INVESTMENT INCOME—NET		1,452,099

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	31,791,420
Net realized loss on foreign currency transactions	(532,929)
Net realized gain on investments and foreign currency transactions	31,258,491
Net change in unrealized depreciation on investments	(11,315,106)
Net change in unrealized appreciation on foreign currency transactions and translation	12,963,680
Net realized and unrealized gain on investments and foreign currency transactions and translation	32,907,065
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,359,164

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended February 28,
	2014	2013
FROM INVESTMENT ACTIVITIES:
Net investment income	$1,452,099	$2,041,243
Net realized gain on investments	31,791,420	2,997,340
Net realized loss on foreign currency transactions	(532,929)	(268,384)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation	1,648,574	(2,933,530)
Increase in net assets derived from investment activities	34,359,164	1,836,669
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.199 and $0.08102 per share, respectively)	(5,638,445)	(2,295,680)
Decrease in net assets derived from distributions to shareholders	(5,638,445)	(2,295,680)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET ASSETS:
Beginning of year	250,273,261	250,732,272
End of year (including accumulated/undistributed net investment income
(loss) of ($2,927,249) and $341,072 respectively)	$278,993,980	$250,273,261

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.  The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990.

In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price.  Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price.  Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions — Transactions denominated in Japanese Yen (“Yen”) are recorded in the Fund’s records at the current prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the year.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the end of the year.  The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at February 28, 2014.  Net realized gains or losses on investments includes gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities.  Net realized gains or losses on the foreign currency transaction arise from sale of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders—Security transactions are accounted for on the trade date.  Dividend income and distributions are recorded on the ex-dividend date and interest income is

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on the first in, first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times.  Collateral is provided in the form of cash, which will be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the fiscal year ended February 28, 2014, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Capital Account Reclassification — For the year ended February 28, 2014, the Fund’s accumulated net investment loss was decreased by $918,025 and the accumulated net realized loss on investments and foreign currency transactions was increased by $918,025.  These adjustments were primarily due to the result of the reclassification of foreign currency losses and the tax treatment of passive foreign investment companies.  These adjustments had no impact on net assets.

(e) Income Taxes — A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (effective 4/1/03 to 12/31/12), 7.147% (effective 1/1/13 to 12/31/13) and 15.315% (effective 1/1/14) and on interest at a rate of 15% and such withholding taxes are reflected as a reduction of the related revenue.  The 2014 withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 - Limitation on Benefits Article.  There is no withholding tax on realized gains.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers.  Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the statement of assets and liabilities.

2. Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser for the Fund, for which it is compensated by the manager, not the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million.  Under the management agreement, the Fund incurred fees to the Manager of $2,513,465 for the year ended February 28, 2014.  Under the investment advisory agreement, the Manager informed the Fund that the Investment Adviser earned fees of $1,123,892 for the year ended February 28, 2014, from the Manager, not the Fund.  At February 28, 2014, the fee payable to the Manager, by the Fund, was $193,677.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the year ended February 28, 2014.  The Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings.  The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000.  The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $1,000.  Such fees and expenses for unaffiliated Directors aggregated $86,846 for the year ended February 28, 2014.

3. Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 28, 2014 were $272,328,753 and $278,850,887, respectively.

4. Federal Income Tax

As of February 28, 2014, net unrealized appreciation on investments, exclusive of investments in foreign currency, for Federal income tax purposes was $3,652,576, of which $17,074,532 related to appreciated securities and $13,421,956 related to depreciated securities.  The cost of investments, exclusive of investments in foreign currencies of $3,037,884 at February 28, 2014 for Federal income tax purposes was $271,976,779.

At February 28, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	(12,817,862)
Qualified late year loss deferral	(719,336	)(a)
Unrealized appreciation on investments and foreign currency transactions	$3,642,746	(b)
Total accumulated deficit	$(9,894,452)

(a) Late year ordinary losses incurred after December 31, 2013 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

(b) The differences between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

The tax character of distributions paid during the fiscal years ended February 28, 2014 and February 28, 2013 were as follows:

	February-14	February-13
Ordinary Income	$5,638,445	$2,295,680
Capital Gains	$0	$0

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

short-term as permitted under previous regulation.

The Fund has a capital loss carryforward as of February 28, 2014 of $12,817,862 which expires on February 28, 2018.  In addition, the Fund utilized $26,291,148 of its accumulated capital losses against current year net realized gains.  All of the Fund’s capital losses were generated in pre-enactment years.

5. Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2014.

Level	Investments in Securities
Level 1
Equity Securities*	$275,629,355
Foreign Currency	3,024,799
Level 2	-0-
Level 3	-0-
Total	$278,654,154

*Please refer to the Schedule of Investments for a breakdown of the valuation by industry type.

During the year ended February 28, 2014, there were no transfers between Level 1, Level 2, or Level 3 securities.

During the year ended February 28, 2014, the Fund did not hold any instruments which used significant unobservable inputs (Level 3) in determining fair value.

6. Rights Offering

The Fund issued to its shareholders of record as of the close of business on June 23, 2011 transferable rights to subscribe for up to an aggregate of 7,091,723 shares of common stock of the Fund at a rate of one share of common stock for three rights held (“Primary Subscription”).  During July 2011, the Fund issued a total of 7,091,723 shares of common stock on exercise of such rights at the subscription price of $7.60 per share, compared to a net asset value per share of $9.88 and a market value per share of $8.45.  A sales load of 3.75% was included in the subscription

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

price.  Offering costs of $732,014 and the sales load were charged directly against the proceeds of the rights offering.  As a result of the rights offering, there was a dilutive effect on the net asset value per share of the Fund in the amount of $0.47 per share.

7. Recent Accounting Pronouncements

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.  They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received.  In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  ASU 2011-11 requires entities to:  disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement.  ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.  In January 2013, FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) that provides clarification about which instruments and transactions are subject to ASU 2011-11.  The adoption of ASU 2011-11 and ASU 2013-01 was not material to the financial statements.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year.

	For the Year Ended
	February 28,		February 29,	February 28,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$8.83	$8.85	$9.80	$8.44	$6.49
Net investment income@	0.05	0.07	0.06	0.03	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.17	(0.01)	(0.50)	1.41	1.99
Total from investment operations	1.22	0.06	(0.44)	1.44	2.01
Distributions from net investment income	(0.20)	(0.08)	(0.04)	(0.08)	(0.06)
Fund Share Transactions
Dilutive effect of Rights Offering*	—	—	(0.47)	—	—
Net asset value, end of year	$9.85	$8.83	$8.85	$9.80	$8.44
Market value, end of year	$8.84	$8.00	$7.83	$9.58	$8.13
Total investment return†	13.0%	3.4%	(17.9%)	18.9%	41.5%
Ratio to average net assets/supplemental data:
Net assets, end of year (in 000)	$278,994	$250,273	$250,732	$208,211	$179,381
Operating expenses	1.19%	1.19%	1.34%	1.44%	1.46%
Net investment income	0.53%	0.86%	0.67%	0.38%	0.23%
Portfolio turnover	101%	37%	66%	57%	66%

@	Based on average shares outstanding.
*	Decrease is due to the rights offering.
†
Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions.  Total return does not reflect sales commissions.

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2013 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Asset Management U.S.A. Inc. at Worldwide Plaza, 309 West 49th Street, New York, New York on November 14, 2013.  The purpose of the meeting were (1) to elect two Class I Directors, each to serve for a term to expire in 2016, (2) to elect one Class II Director to serve for a term expiring in 2014, and (3) to transact such other business as may properly come before the meeting or any adjournment thereof.

At the meeting, E. Han Kim was re-elected, and Marcia L. MacHarg was elected, to serve as directors of the Fund for a term expiring in 2016 and until their successors are elected and qualify.  In addition, Yutaka Itabashi was elected to serve as director for a term of one year and until his successor is elected and qualifies.  The results of the voting at the Annual Meeting were as follows:

	Shares Voted For	%of Outstanding Shares	Shares Voted Withhold Authority	%of Outstanding Shares

E. Han Kim	23,278,645	82.16%	239,281	0.85%
Marcia L. MacHarg	23,189,750	81.85%	328,176	1.16%
Yutaka Itabashi	23,186,826	81.83%	331,100	1.17%

INDEPENDENT DIRECTORS

Biographical and other information relating to the non-interested Directors of the Fund is set out below.

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex* Overseen	Other Public Directorships Held by Director

Rodney A. Buck (66)	Class III Director and Chairman of the Board	Director since 2006; Chairman of the Board since 2010	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth-Hitchcock Health Care Investment Committee since 2011.	Two registered investment companies consisting of two portfolios	None
E. Han Kim (67)	Class I Director	Director since 2010	Business Administration Professor at Ross Business School, University of Michigan since 1990; Advisor to CEO of Taubman Company since 2009; Advisor to CEO of POSCO from 2008 to 2009.	Two registered investment companies consisting of two portfolios	KT Corporation (formally Korea Telecom)
David B. Chemidlin (57)	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	Two registered investment companies consisting of two portfolios	None
Marcia L. MacHarg (65)	Class I Director	Director since 2013
Partner, Debevoise & Plimpton LLP, 1987-2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of Trustees of Smith College since July 2014; Member of the Executive Commit-tee of the Friends of Smith College Libraries since 2013.
				Two registered investment companies consisting of two portfolios	None

*In addition to the Fund, the “Fund Complex” includes Korea Equity, Fund, Inc.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

INTERESTED DIRECTOR

Biographical and other information relating to the Director who is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund is set out below:

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex* Overseen by the Director**	Other Public Directorships Held by Director

Yutaka Itabashi (48)*	Class II Director and President	Director and President since 2013
President of Nomura Asset Management U.S.A. Inc. (“NAM-USA”) and Nomura Global Alpha LLC since 2013; Managing Director of Nomura Asset Management Co., Ltd. (“NAM”) since 2004; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2007 to 2012.
				Two registered investment companies consisting of two portfolios	None

*	Mr. Itabashi is an “interested person,” of the Fund based on his positions with NAM-USA. Mr. Itabashi is also a director of Korea Equity Fund, Inc., for which NAM-USA acts as manager and for which NAM acts as investment adviser.

**	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Committees and Directors’ Meetings.  The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards.  Currently, Rodney A. Buck, David B. Chemidlin, E. Han Kim and Marica L. MacHarg are members of these Committees.  The Fund has no standing Compensation Committee.

During the fiscal year ended February 28, 2014, the Board of Directors held seven meetings, the Audit Committee held three meetings and the Nominating Committee held one meeting.  Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

Officers of the Fund.  Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.  Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) or Employment During Past Five Years

Yutaka Itabashi (48)	President and Class II Director	President since November 2013
President of Nomura Asset Management U.S.A. Inc. (“NAM-USA”) and Nomura Global Alpha LLC (“NGA”) since November 2013; Managing Director of Nomura Asset Management Co., Ltd. from 2004 to 2007; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2007 to 2012.

Hiromichi Aoki (55)	Vice President	Vice President since 2011	Managing Director of NAM-USA since 2011; Managing Director and Head of Merchant Banking at Nomura International plc, London since 2006.

Maria R. Premole (51)	Vice President	Vice President since October 2013	Vice President and head of Retail Product Management of NAM-USA since September 2013; Associate of NAM-USA from 2008 to 2013.

Neil Daniele (53)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-USA since 2005 and Managing Director of NAM-USA since 2007; Chief Compliance Officer of NGA since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009; Corporate Secetary of NAM-USA and NGA since November 2013.

Amy J. Marose (36)	Treasurer	Treasurer since October 2013; Assistant Treasurer from November 2011 to October 2013	Controller and Treasurer of NAM-USA and Treasurer of NGA since October 2013; Vice President of NAM-USA since 2009; Senior Manager at Deloitte & Touche LLP from 2007.

Jamie Alusick (27)	Assistant Treasurer	Assistant Treasurer since October 2013	Associate of NAM-USA since January 2013; Senior Associate at Rothstein Kass from 2010 to 2012; Associate at Rothstein Kass from 2008 to 2010.

*	The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019.
**	Elected by and serves at the pleasure of the Board of Directors.

JAPAN SMALLER CAPITALIZATION FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (“NAV”).  Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares.  The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in the shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount.  For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund.  The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund.  As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus.  The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view.  Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives.  The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

TAX INFORMATION (Unaudited)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended February 28, 2014 as to the federal tax status of distributions received by shareholders during such fiscal year.  Accordingly, the Fund designates $375,752 as foreign tax credit with the associated foreign gross income of $5,081,834.

Shareholders should not use the above information to prepare their tax returns.  The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2015.

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN (Unaudited)

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder.  If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078.  Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund.  Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium.  If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date.  If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan.  Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share.  If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares.  If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares.  There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares.  In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.  For the fiscal year ended February 28, 2014, the Fund issued no new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan.  To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan.  Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.  Shareholders who are participating in the Plan may withdraw from the Plan at any time.  There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time.  Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration.  If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan.  Upon withdrawal from the Plan, the appropriate number of full shares will be reflected in the Fund records and a cash payment for any fractional shares will be issued.  The shareholder may also request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions.  A $2.50 fee plus $0.15 per share sold will be charged by the Plan Agent upon any cash withdrawal or termination.  An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash.  An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records.  Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends.  Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend.  There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.  All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E. Han Kim
Marcia L. MacHarg

OFFICERS
Yutaka Itabashi, President
Hiromichi Aoki, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Marose, Treasurer
Jamie Alusick, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.
JAPAN Smaller Capitalization Fund, Inc. ANNUAL REPORT FEBRUARY 28, 2014

ITEM 2.  CODE OF ETHICS

______________________________________________________________________________
(a)
As of February 28 2014, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)
There were no amendments during the fiscal year ended February 28, 2014 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	Not applicable.
(e)	Not applicable.
(f)	A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B.Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Audit Fees for the Registrant were $41,500 for the fiscal years ended 2/28/14 and 2/28/13, respectively.

(b) Audit-Related Fees. Audit-Related Fees for the Registrant were $0 and $10,000 for the fiscal years ended 2/28/14 and 2/28/13, respectively.  These amounts represent procedures performed in connection with the review of the Registrant’s semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 2/28/14 and 2/28/13 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 2/28/14 and 2/28/13, respectively.

(c) Tax Fees. Tax Fees for the Registrant were $13,000 and $10,000 for the fiscal years ended 2/28/14 and 2/28/13, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning rendered by Ernst & Young LLP ("E&Y") to the Registrant.

There were no other fees billed for tax services by E&Y to service affiliates for the fiscal years ended 2/28/14 and 2/28/13, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no fees billed for any other non-audit services rendered by E&Y to service affiliates for the fiscal years ended 2/28/14 and 2/28/13, respectively, that required pre-approval by the Audit Committee.

3

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e) (2) Not Applicable.

(f)  Not Applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant ("Service Affiliates") were $10.8 and $5.9 million for the fiscal years ended 3/31/13 and 3/31/12, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by the E&Y to Service Affiliates.

(h) Yes.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended.  Currently, Rodney A. Buck, David B. Chemidlin, E. Han Kim and Marcia L. MacHarg are members of the Audit Committee.

(b)           Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 2/28/14 are included in the report to shareholders filed under Item 1 of this Form.

4

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

NOMURA ASSET MANAGEMENT

April 1, 2013

1.	General Policy

Nomura Asset Management Co., Ltd. and its investment advisory subsidiaries (collectively, “Nomura Asset Management”) serve as the investment adviser to a wide range of clients, including pooled investment vehicles. This Policy reflects our duty as a fiduciary under various regulations to vote proxies in the best interests of our clients. In fulfilling our obligations to clients, Nomura Asset Management will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. We will engage companies in which we invest on behalf of our clients on our “Principles on Corporate Governance of Portfolio Companies.” in order to enhance our mutual understanding and to seek changes in their company practice.

2.	Proxy Voting Guidelines

Nomura Asset Management will closely examine the voting agenda of a company that meets one or more of the conditions listed below. Where we believe that a specific agenda item is not in the best interests of shareholders, Nomura Asset Management will decide either to vote against or to abstain from voting on the item.

(1)
The company has violated the law, including engaging in criminal activities or fraudulent accounting practices. We have determined that the company has engaged activities that are inconsistent with overarching principles of corporate governance, including those related to social, ethical and environmental issues. However, we do not exercise our proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	The auditor’s opinion on the company is qualified.
(3)	The company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.
(4)	The company continuously reports sluggish business performance and poor investment returns, and where we consider management’s efforts for improvement to be inadequate.
(5)	The company accumulates a large amount of financial assets which we believe are not used effectively and/or are not distributed to shareholders adequately.
(6)	The company’s business and financial strategies are deemed to be not in the best interest of shareholders.
(7)	The composition and/or size of the company’s board of directors or the composition of its statutory auditors is deemed to be inadequate, and not in the shareholders’ best interests.
(8)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which we determine not to be in shareholders’ best interests.

3.	Positions on Specific Issues

The issues discussed below are not exhaustive and do include all potential voting issues. Because voting issues and the circumstances of individual companies are so varied, there may be instances when Nomura Asset Management may not vote in strict adherence to the Policy.

(1)	Election of Directors

Nomura Asset Management votes in favor of candidates for a company’s board of directors that are nominated by the company’s management when it is determined that such candidates would best serve shareholders’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any activities that raise corporate governance concerns, including social misconduct, or any activity that we deem is not in the best interest of shareholders, we will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for the election of outside directors, taking into account the competence and experience of the candidates.

We will evaluate proposals advocating classification or staggered board of directors on a case-by-case basis. We would oppose such a proposal if we determine that it raises corporate governance concerns.

Because the outside directors of Japanese companies that have adopted the committee system play an especially crucial role in each of the three committees (the nominating, compensation, and audit committees) we pay special attention to the directors’ qualifications, such as their independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of a director for such office are judged upon careful review of and thorough assessment of the board of directors.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and are expected to function adequately for that purpose.

Where the company has engaged in activities that raise corporate governance concerns, including social misconduct, or have engaged in illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will vote against the reelection of the auditor.

It is desirable that outside auditors are independent of management. It is not desirable to have the audit committee composed of outside auditors all of whom lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)	Executive Compensation

Nomura Asset Management votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans that are aligned with the long-term interests of the company’s shareholders. However, we vote against plans that we believe are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in social misconduct, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

(4)	Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)	Capital Policy

①Distribution policy
In deciding on distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long-term capital structure.

②Change in number of authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. Nomura Asset Management will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals are assessed on a case-by-case basis.

③Issuance of preferred and other classes of shares

Nomura Asset Management will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

(6)	Corporate Actions

①Mergers, acquisitions and other corporate restructurings

Nomura Asset Management reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case-by-case basis by evaluating the financial impact on the company’s shareholders.

②Anti-takeover measures
Nomura Asset Management will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress a company’s market value.

4.	Conflict of Interests

In exercising voting rights, material conflicts of interest may arise (for example, Nomura Asset Management may have a material business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a material conflict of interest arises, Nomura Asset Management shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by one or more third-party proxy voting service vendors.

With respect to shares of Nomura Holdings, Inc. and its affiliated companies that are held in client portfolios, we shall seek advice from one or more third-party proxy voting service vendors.

Our approach in identifying and handling material conflicts of interest is more fully described in our policy document “Organizational Structure and Decision-Making Process for the Exercise of Proxy Voting Rights.”

5.	Other Considerations

(1)	Non-voting cases

Nomura Asset Management may be unable to vote or may determine to refrain from voting in certain circumstances. The following list, although not exhaustive, highlights some potential instances in which a proxy may not be voted:

①Securities Lending: Various client accounts may participate in a securities lending program. Because title to loaned securities passes to the borrower, Nomura Asset Management will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Nomura Asset Management has investment discretion, however, it may reserve the right to instruct the lending agent to recall the loaned security where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of recalling the security.

②Share Blocking: Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. In such cases, we may not vote the effected shares.

③Re-registration: In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent us from exercising its investment discretion to sell shares held in clients’ portfolios for a substantial period of time. The decision process in blocking countries as discussed above is employed in instances where re-registration is necessary.

④Other Considerations: Lack of adequate information and untimely receipt of proxy materials may make it disadvantageous to vote proxies in every instance. In addition, we may not vote proxies in circumstances where the cost of voting the proxy outweighs the possible benefit to the client.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)
(1) On July 1, 2013, Mr. Hiromitsu Daimon became the new Lead Portfolio Manager of the Fund. Mr. Daimon leads the Japan Small Cap Team of Nomura Asset Management Co., Ltd., the Fund’s Investment Adviser. He has been a member of the Japan Small/Mid Cap Team and has been managing Japan Small Cap Funds for Japanese retail clients since 2003. The Portfolio Manager is primarily responsible for the day-to-day portfolio management for the Registrant. The Portfolio Manager oversees investment decisions and activities and reviews research analysis.

(2) As of February 28, 2014, the Portfolio Manager was primarily responsible for the day-to-day portfolio management for the Registrant and for two other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of $156 million as of February 28, 2014). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

(3) The Portfolio Manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the Portfolio Manager's compensation is applied across all accounts managed by the Portfolio Manager. Generally, the Portfolio Manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the Portfolio Manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the Portfolio Manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the Portfolio Manager's accounts, measured on a pre-tax basis for rolling three-year periods against the Russell / Nomura Small Cap Tm Index. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the Portfolio Manager's contribution to the Registrant's investment adviser. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

(4) As of February 28, 2014, the Portfolio Manager did not own beneficially any securities issued by the Registrant.

(b)	Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable

(b)	Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets at least annually to identify and evaluate nominees for Director and makes its recommendations to the Board.

The Committee has adopted the following criteria for selecting and appointing Independent Directors to fill vacancies among the Independent Directors:

(1)    The candidate must not be an "interested person" of the Fund and shall be "disinterested" in terms of both the letter and spirit of the Investment Company Act of 1940.

(2)    The candidate must have the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Fund and to protect the interests of Fund shareholders.

(3)    The candidate must have substantial expertise, experience or relationships relevant to the business of the Fund, and/or knowledge of investments and finance.  Knowledge of and experience in the Asia Pacific region are desirable attributes.

(4)    The candidate should add to the balance of knowledge, experience, skills, expertise and diversity of the Board of Directors as a whole.

(5)    At least one Independent Director must qualify as an "audit committee financial expert", as such term is defined in Item 401 of Regulation S-K and as further specified in the Audit Committee Charter of the Fund.

(6)    The candidate should have the ability to attend at least four in-person regular meetings per year and to be available to participate by teleconference in meetings of the Committee and periodic special meetings of the Fund which may be called upon short notice.  The candidate should also be willing and able to travel to Asia to meet with portfolio management teams and investment officials employed by the investment managers for the Fund.

(7)    An Independent Director may serve up to the age of 72.  An Independent Director may continue to serve if, in the judgment of the Nominating Committee, he or she continues to meet all of the criteria established above and is able to participate fully in meetings of the Board of Directors and carry out his or her responsibilities as an Independent Director of the Fund.

The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. There have been no changes since January 1, 2006 to the procedures by which the Registrant's shareholders may recommend nominees to the Registrant's Nominating Committee.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1)	Code of Ethics.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Yutaka Itabashi
Yutaka Itabashi, President
(Principal Executive Officer)

Date: 5/2/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Yutaka Itabashi
Yutaka Itabashi, President
(Principal Executive Officer)

Date: 5/2/14

By: /s/ Amy J. Marose
Amy J. Marose, Treasurer
(Principal Financial Officer)

Date: 5/2/14